Summary Prospectus	April 30, 2017

Driehaus Frontier Emerging Markets Fund

Ticker: DRFRX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2017, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online (http://www.driehaus.com/Fund-Reports.php). You can also get this information at no cost by calling 1-800-560-6111 or by sending an email request to mutualfunds@driehaus.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective

Driehaus Frontier Emerging Markets Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
Management Fee	1.50%
Other Expenses	1.00%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	2.51%
Expense Reimbursement**	(0.50)%

Total Annual Fund Operating Expenses After Expense Reimbursement	2.01%

*	A shareholder may be required to pay a commission to their financial intermediary.

**	Driehaus Capital Management LLC, the Fund’s investment adviser, has entered into a contractual agreement to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs, acquired fund fees and expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 2.00% of average daily net assets until the earlier of the termination of the investment advisory agreement, by the Board of Trustees or the Fund’s shareholders, or May 3, 2018. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period of three years subsequent to the Fund’s commencement of operations on May 4, 2015, the investment adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver as well as the existing operating expense cap.

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Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense reimbursement shown in the Annual Fund Operating Expenses table is reflected for the first year in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$204	$736	$1,295	$2,820

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common and preferred stocks, as well as American Depositary Receipts, European Depository Receipts and Global Depositary Receipts, and in equity-convertible securities, such as warrants, rights and options. The Fund may also invest in corporate and sovereign debt as well as futures, swaps, forward exchange contracts and non-deliverable forwards. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in frontier emerging market issuers. For purposes of the Fund’s investments, “frontier emerging market issuers” are those: (i) that have the principal exchange listing for their securities in a frontier emerging market; (ii) that conduct greater than fifty percent (50%) of their business, as measured by the location of their revenues, profits, assets, services rendered or production, in frontier emerging markets; (iii) that are linked to currencies of frontier emerging market countries; or (iv) that are legally domiciled in, organized under the laws of, or with principal offices in, frontier emerging market countries. “Frontier emerging markets” generally include all countries except the developed markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States and the larger traditionally — recognized emerging markets of Taiwan, Korea, Mexico, South Africa, Brazil, India, China and Russia. The Fund may invest in issuers across all market capitalizations, including micro-, small- and mid-capitalization issuers. The Fund may invest in companies with limited operating histories. The Fund is not an index fund that seeks to replicate the MSCI Frontier Markets Index (the “Index”), but the Fund’s performance is measured against the Index. The Index has significant concentrations in certain industries, and the Adviser may position the Fund’s portfolio to concentrate in certain industries when the Adviser deems appropriate and when the Index is concentrated in such industries. As of the date of this prospectus, the Fund has a significant concentration in the commercial banks industry. In addition, while the Fund will invest primarily in the securities of frontier emerging market issuers, the Fund may also from time to time invest up to a maximum of 20% of its assets in the securities of non-frontier emerging market issuers.

The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. The Fund expects to frequently and actively trade its portfolio securities. Investment decisions for the Fund’s growth style of investing are based on the belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. This decision involves evaluating a company’s competitive position, evaluating industry and country dynamics, identifying potential growth catalysts and assessing the financial position of the company. The decision is also based on the evaluation of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. The Fund sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

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Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and frontier emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall net asset value. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad.

Frontier Emerging Markets Risk. In addition to the risks associated with investing in foreign securities, investments in securities of issuers located in frontier emerging markets are speculative and subject to certain additional unique risks. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Frontier emerging markets are characterized by, among other things, smaller and less diverse economies, less developed capital markets, greater market volatility, lower trading volume, less liquidity, trade barriers, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets, as well as new or unsettled securities laws. Many frontier emerging market countries may be dependent on commodities, foreign trade or foreign aid, resulting in more pronounced risks.

Concentration Risk. The Fund may invest up to 35% of its total assets in securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Fund’s benchmark index, currently the MSCI Frontier Emerging Markets Index. Accordingly, at any time the Fund has such a concentration of investments in a single industry group, it will be particularly vulnerable to factors that adversely affect that industry group.

Commercial Banks Industry Risk. Because the Fund has a significant concentration in the commercial banks industry, it may be susceptible to adverse economic, business, regulatory and other occurrences affecting this industry. Commercial banks can be adversely affected by, among other things, legislation, regulatory changes, the rate of debt defaults, changing interest rates, changes in general economic conditions and price competition. Commercial banks are typically subject to extensive government regulation, which may limit the operations as well as the types and amounts of loans and other commitments they may make, and the interest rates and fees they can charge. These limitations can have a significant impact on the profitability of the bank.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issuers.

Micro-Cap Company Risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the Fund’s estimate of the company’s current worth, also involve increased risk.

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Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. No active trading market may exist for some frontier emerging markets securities and certain frontier emerging markets securities may be subject to restrictions on resale. The inability to dispose of frontier emerging markets securities in a timely fashion could result in losses to the Fund. Investments in most, but not all, frontier emerging markets securities tend to have greater exposure to liquidity risk than domestic securities.

Nondiversification. Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart will show the volatility — or variability — of the Fund’s annual total returns over time. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com or by calling 1-800-560-6111.

Annual Returns for the years ended December 31

During the period shown in the bar chart, the highest return for a quarter was 6.64% (quarter ended 6/30/16) and the lowest return for a quarter was –0.88% (quarter ended 12/31/16).

Average Annual Total Returns as of December 31, 2016	1 Year	Since Inception (5/4/15-12/31/16)
Driehaus Frontier Emerging Markets Fund
Return Before Taxes	9.26%	–2.34%
Return After Taxes on Distributions	9.11%	–2.42%
Return After Taxes on Distributions and Sale of Fund Shares	5.36%	–1.78%
MSCI Frontier Markets Index — Net* (reflects no deduction for fees, expenses or taxes)	2.66%	–7.84%
MSCI Frontier Markets Index — Gross (reflects no deduction for fees, expenses or taxes)	3.16%	–7.44%

*	The benchmark has changed from the MSCI Frontier Markets Index-Gross to the MSCI Frontier Markets Index-Net because the net index is more commonly used industry wide and is a more representative comparison versus the Fund because it is presented net of foreign withholding taxes.

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The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Chad Cleaver, Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 5/15	Richard Thies, Portfolio Manager of DCM Portfolio Manager of the Fund since 5/16 (Assistant Portfolio Manager of the Fund 5/15-4/16)

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$250,000	$50,000	$100,000	$10,000	$100	$300

In general, you can buy or sell shares of the Fund by mail at Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940, for regular mail or Driehaus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722, for overnight delivery or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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DRH-SP1715